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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 -------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) May 13, 1997
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                                CLINICOR, INC.
              (Exact Name of Registrant as Specified in Charter)


                          Commission File No. 0-21721

        NEVADA                                              88-0309093
(State or Other Jurisidiction                            (I.R.S. Employer
    of Incorporation)                                   Identification No.)

1717 WEST SIXTH STREET, SUITE 400, AUSTIN, TEXAS                78703
   (Address of Principal Executive Offices)                  (Zip Code)

                                (512) 344-3300
             (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

     On May 13, 1997, the registrant issued a press release, a copy of which is filed as an exhibit to this report.





                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CLINICOR, INC.


Date May 16, 1997                    By  /s/ James W. Clark, Jr.
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                                             James W. Clark, Jr.
                                             Vice President of Finance,
                                             Treasurer and Chief Financial
                                             Officer